EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Giga-tronics Incorporated (the "Company") on Form 10-Q for the period ending December 27, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick J. Lawlor, Vice President, Finance/Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 2, 2009
/s/ PATRICK J. LAWLOR
Patrick J. Lawlor
Vice President, Finance/
Chief Financial Officer & Secretary

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